Leases - Operating lease payments (Details) $ in Thousands	Dec. 31, 2021 USD ($)
Operating lese payments
2022	$ 2,042
2023	3,633
2024	4,513
2025	4,657
2026	4,768
2027 and thereafter	22,986
Total gross operating lease payments	42,599
Less: tenant allowances	(3,233)
Total net operating lease payments	39,366
Less: imputed interest	(10,285)
Total operating lease liabilities, reflecting the present value of net lease payments	$ 29,081